SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported)   November 14, 2003
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                    Puradyn Filter Technologies Incorporated
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             (Exact name of registrant as specified in its chapter)


        Delaware                    0-29192                14-1708544
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(State or other jurisdiction      (Commission            (I.R.S.Employer
 of incorporation)                File Number)          Identification No.)

   2017 High Ridge Road, Boynton Beach, Florida              33426
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    (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (561) 547-9499
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          (Former name or former address, if changed since last report)


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Item 7.    Financial Statements and Exhibits.

Exhibit No.      Description
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   99.1          Press release dated November 14, 2003.

Item 12.   Results of Operation and Finanial Condition.

On November 14, 2003, Puradyn Filter Technologies Incorporated (the Company,) issued a press release announcing its third quarter results.

A copy of the press release issued by the Company on November 14, 2003, is filed as an exhibit herewith.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 14, 2003     PURADYN FILTER TECHNOLOGIES INCORPORATED

                              By /s/ Richard C. Ford
                                 -----------------------
                                 Richard C. Ford
                                 Chief Executive Officer

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                                 EXHIBIT INDEX

Exhibit No.      Description
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   99.1          Press release dated November 14, 2003.